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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 7, 2003


                                AMERIANA BANCORP
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         INDIANA                        0-18392                  35-1782688
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47362-1048
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (765) 529-2230


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.      OTHER EVENTS.
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     On April 7, 2003, Ameriana Bancorp (the "Company")  announced that its bank subsidiary, Ameriana Bank and Trust, SB (the "Bank"), had entered into a definitive Branch Purchase and Assumption Agreement with Peoples Community Bank ("Peoples"), a subsidiary of Peoples Community Bancorp, Inc. Pursuant to such agreement, the Bank will sell two of its retail branch offices located in Deer Park and Landen, Ohio to Peoples. The acquisition will involve approximately $31 million in commercial and consumer loans and approximately $63 million in
savings   deposits.   The  Bank  will  retain  and  will   continue  to  service
approximately $29 million of single-family residential mortgages associated with these branches.

     The transaction is expected to close during the third quarter of 2003, subject to regulatory approval. For more information, see the Company's press release, which is attached as Exhibit 99.1 and is incorporated by reference herein, and the Branch Purchase and Assumption Agreement between the Bank and Peoples, which is attached as Exhibit 2.1 and is incorporated by reference herein.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.
             ----------------------------------

Exhibit 2.1 Branch Purchase and Assumption Agreement, dated April 7, 2003, between Peoples Community Bank and Ameriana Bank and Trust, SB.

                    The  following  is a list  identifying  the  contents of all omitted Schedules in Exhibit 2.1:

                   Schedule      Description
                   --------      -----------

                      A            List of Branches
                      B            Owned Real Estate
                      C            Leased Real Estate
                      D            Fixed Assets
                      E.1          Excluded Loans - Single-Family Residences
                      E.2          Other Excluded Loans
                      F            Certain Assumed Contracts
                      G            Employee Agreements
                      H            Form of Assignment and Assumption Agreement


                    The Registrant  agrees to furnish  supplementally  a copy of any omitted schedule to the Commission upon request.

Exhibit 99.1   Press Release dated April 7, 2003

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERIANA BANCORP



                                        By:/s/ Harry J. Bailey
                                           -------------------------------------
                                           Harry J. Bailey
                                           President


Dated:  April 8, 2003

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